UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2012

THE CORPORATE EXECUTIVE BOARD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34849	52-2056410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia		22209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (571) 303-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2012, The Corporate Executive Board Company (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), at which four proposals were presented to the Company’s stockholders for consideration. The four matters presented for consideration were: (1) election of eight directors to hold office until the next Annual Meeting of Stockholders or until their successors are named and qualified; (2) ratification of the retention of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012; (3) adoption of the Company’s 2012 stock incentive plan; and (4) approval, in an advisory vote, of the compensation of the named executive officers as disclosed by the Company. These proposals were described in detail in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities Exchange Commission on April 27, 2012. At the Annual Meeting, a total of 30,647,661 shares, or 92%, of our common stock issued and outstanding as of the record date of April 13, 2012, was represented by proxy or in person.

The final results for each of the matters submitted to the stockholders at the Annual Meeting are as follows:

Proposal 1

The nominees for election to the board of directors were elected by the stockholders by the following vote:

	For	Withheld	Broker non-votes
Thomas L. Monahan, III	29,021,670	612,985	1,013,006
Gregor S. Bailar	29,232,811	401,844	1,013,006
Stephen M. Carter	29,232,344	402,311	1,013,006
Gordon J. Coburn	29,196,766	437,889	1,013,006
L. Kevin Cox	29,482,553	152,102	1,013,006
Nancy J. Karch	26,503,334	3,131,321	1,013,006
Daniel O. Leemon	29,446,358	188,297	1,013,006
Jeffrey R. Tarr	29,232,436	402,219	1,013,006

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2012 was approved by the stockholders by the following vote:

For	29,865,827
Against	779,799
Abstained	2,035

Proposal 3

The proposal to adopt the Company’s 2012 stock incentive plan was approved by the stockholders by the following vote:

Shares Voted For	22,628,336
Shares Voted Against	7,001,183
Shares Voted to Abstain	5,136
Broker Non-Votes	1,013,006

Proposal 4

Approval, in an advisory vote, of the compensation of the named executive officers as disclosed in the proxy statement.

Shares Voted For	29,350,886
Shares Voted Against	278,115
Shares Voted to Abstain	5,654
Broker Non-Votes	1,013,006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CORPORATE EXECUTIVE BOARD COMPANY

Date: June 12, 2012

	By:	/s/ Richard S. Lindahl
Richard S. Lindahl
Chief Financial Officer